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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 of Infosys Technologies Limited of our report appearing in the Registration Statement on Form F-1 (File No. 333-72195).

/s/ KPMG
KPMG

Bangalore, India
10 March 2000